================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ----------------

                                SCHEDULE 13E-3
                       RULE 13E-3 TRANSACTION STATEMENT
      (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)


                        COMMUNITY CARE OF AMERICA, INC.
                               (NAME OF ISSUER)


                        COMMUNITY CARE OF AMERICA, INC.
                          IHS ACQUISITION XXVI, INC.
                       INTEGRATED HEALTH SERVICES, INC.
                      (NAME OF PERSONS FILING STATEMENT)



                    COMMON STOCK, PAR VALUE $.0025 PER SHARE
                        (TITLE OF CLASS OF SECURITIES)



                                   20363B 10
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                               ----------------

       MARSHALL A. ELKINS, ESQ.                        DEBORAH A. LAU
      EXECUTIVE VICE PRESIDENT                     CHIEF EXECUTIVE OFFICER
        AND GENERAL COUNSEL                     COMMUNITY CARE OF AMERICA, INC.
     IHS ACQUISITION XXVI, INC.                  3050 NORTH HORSESHOE DRIVE
   INTEGRATED HEALTH SERVICES, INC.                       SUITE 260
      10065 RED RUN BOULEVARD                       NAPLES, FLORIDA 34104
    OWINGS MILLS, MARYLAND 21117                        (941) 435-0085
        (410) 998-8400
        (410) 998-8719

(NAMES,  ADDRESSES  AND  TELEPHONE  NUMBERS  OF  PERSONS  AUTHORIZED  TO RECEIVE
       NOTICES AND COMMUNICATIONS ON BEHALF OF PERSONS FILING STATEMENT)


                                   COPIES TO:

   CARL E. KAPLAN, ESQ.              LESLIE A. GLEW, ESQ.              J. ALLEN MILLER, ESQ.
  FULBRIGHT & JAWORSKI L.L.P.       SENIOR VICE PRESIDENT              CHADBOURNE & PARKE LLP
     666 FIFTH AVENUE                   AND ASSOCIATE                   30 ROCKEFELLER PLAZA
   NEW YORK, NEW YORK 10103            GENERAL COUNSEL                NEW YORK, NEW YORK 10112
       (212) 318-3000                 INTEGRATED HEALTH                   (212) 408-5100
       (212) 752-5958                   SERVICES, INC.                    (212) 541-5369
                                  10065 RED RUN BOULEVARD
                                 OWINGS MILLS, MARYLAND 21117
                                       (410) 998-8400
                                        (410) 998-8719

                                --------------

                                 AUGUST 7, 1997
     (DATE TENDER OFFER FIRST PUBLISHED, SENT OR GIVEN TO SECURITY HOLDERS)


           THIS STATEMENT IS FILED IN CONNECTION WITH A TENDER OFFER.


                            CALCULATION OF FILING FEE

================================================================================

      TRANSACTION VALUATION                            AMOUNT OF FILING FEE
          $30,391,204*                                      $6,078.24**
================================================================================

* For purposes of calculating fee only. This amount assumes the purchase of 7,597,801 shares of Common Stock at $4.00 per share. Such number of shares represents all outstanding shares as of August 4, 1997.

** The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, equals 1/50 of 1% of the value of the shares to be purchased.

[x]  Check box if any part of the fee is offset as provided by Rule 0-11(a)(2).


Amount Previously Paid:    $6,078.24             Filing Parties: IHS Acquisition XXVI, Inc., Integrated Health Services, Inc.
Form or Registration No.:  Schedule 14D-1 Date   Filed:          August 7, 1997

================================================================================

                                  INTRODUCTION

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") is being filed by (i) Integrated Health Services, Inc., a Delaware corporation ("Parent"), (ii) IHS Acquisition XXVI, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Purchaser"), and (iii) Community Care of America, Inc., a Delaware corporation (the "Company"), pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, and Rule 13e-3 thereunder in connection with the tender offer by Purchaser to purchase all outstanding shares of common stock, par value $.0025 per share (the "Shares"), of the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 7, 1997 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), copies of which are filed as Exhibits (d)(1) and (d)(2) hereto, respectively. The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of August 1, 1997, by and among Parent, Purchaser and the Company, which provides, among other things, that as promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth therein, Purchaser will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation, and each issued and outstanding Share (other than any Shares held in the treasury of the Company or owned by Purchaser, Parent or any subsidiary of Parent or the Company, and other than Shares held by stockholders who shall not have voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive in cash, without interest, an amount equal to the price paid per Share in the Offer.

     The information contained in this Schedule 13E-3 concerning the Company, including, without limitation, information concerning the background of the transaction, the deliberations, approvals and recommendations of the Special Committee (as defined in the Offer to Purchase) and the Board of Directors of the Company in connection with the transaction, the opinion of the Special Committee's financial advisors, and the Company's capital structure and historical and projected financial information, was supplied by the Company. Parent and Purchaser take no responsibility for the accuracy of such information.

     The following Cross Reference Sheet, prepared pursuant to General Instruction F to Schedule 13E-3, shows the location in the Tender Offer Statement on Schedule 14D-1 filed by Parent and Purchaser (the "Schedule 14D-1") with the Securities and Exchange Commission (the "SEC") on the date hereof of the information required to be included in this Schedule 13E-3. The information set forth in the Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and the responses in this Schedule 13E-3, and such responses are qualified in their entirety by reference to the information contained in the Offer to Purchase and the annexes thereto.

                             CROSS REFERENCE SHEET

         ITEM IN               WHERE LOCATED IN
     SCHEDULE 13E-3             SCHEDULE 14D-1
----------------------------   --------------------
       Item 1(a)-(c)  ......   Item 1(a)-(c)
       Item 1(d)   .........   *
       Item 1(e)   .........   *
       Item 1(f)   .........   *
       Item 2   ............   Item 2, Schedule II
       Item 3(a)   .........   Item 3(a)-(b)
       Item 3(b)   .........   Item 3(b)
       Item 4   ............   *
       Item 5   ............   Item 5
       Item 6(a)   .........   Item 4(a)-(b)
       Item 6(b)   .........   *
       Item 6(c)   .........   Item 4(b)
       Item 6(d)   .........   **
       Item 7(a)   .........   Item 5
       Item 7(b)   .........   *
       Item 7(c)   .........   *
       Item 7(d)   .........   *
       Item 8   ............   *
       Item 9   ............   *
       Item 10(a)  .........   Item 6(a)
       Item 10(b)  .........   *
       Item 11  ............   Item 7
       Item 12  ............   *
       Item 13(a)  .........   *
       Item 13(b)  .........   **
       Item 13(c)  .........   **
       Item 14(a)  .........   *
       Item 14(b)  .........   **
       Item 15(a)  .........   *
       Item 15(b)  .........   Item 8
       Item 16  ............   Item 10(f)
       Item 17  ............   Item 11
----------

 * The Item is located in the Schedule 13E-3 only.

** The Item is inapplicable or the answer thereto is in the negative.

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a)-(c) The response to Item 1(a)-(c) of the Schedule 14D-1 and the information in the Offer to Purchase set forth under "THE OFFER -- Effect of the Offer on the Market for Shares, Margin Regulations and Registration under the Exchange Act" is incorporated herein by reference.

     (d)  The information set forth in the Offer to Purchase under "THE OFFER --
Price   Range  of  Shares;  Dividend  Information"  is  incorporated  herein  by reference.

     (e) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger" is incorporated herein by reference.

     (f) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger" and "THE OFFER -- Certain Information Concerning the Purchaser and the Parent" is incorporated herein by reference.


ITEM 2. IDENTITY AND BACKGROUND.

     (a)-(d) This Statement is being filed by Purchaser, Parent and the Company. The response to Item 2 of the Schedule 14D-1 and the information in the Offer to Purchase set forth under "THE OFFER -- Certain Information Concerning the Company" and Schedule II is incorporated herein by reference.

     (e)-(f) The response to Item 2 of the Schedule 14D-1 is incorporated herein by reference with respect to Parent and Purchaser. During the last five years, neither the Company nor, to the best knowledge of the Company, any director or executive officer of the Company has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

     (g) The response to Item 2 of the Schedule 14D-1 is incorporated herein by reference with respect to Parent and Purchaser. The citizenship of the directors and executive officers of the Company set forth in Schedule II to the Offer to Purchase is incorporated herein by reference.


ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)-(b) The response to Item 3 of the Schedule 14D-1 is incorporated herein by reference.


ITEM 4. TERMS OF THE TRANSACTION.

     (a) The information set forth in the Offer to Purchase on the cover page thereof and under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Rights of Stockholders in the Merger," "SPECIAL FACTORS -- The Merger Agreement," "THE OFFER -- Terms of the Offer; Expiration Date," "THE OFFER -- Procedure for Accepting the Offer and Tendering Shares," "THE OFFER -- Acceptance for Payment and Payment for Shares," "THE OFFER -- Withdrawal Rights," "THE OFFER -- Price Range of Shares; Dividend Information," "THE OFFER -- Certain Conditions of the Offer," "THE OFFER -- Certain Legal Matters" and "THE OFFER -- Miscellaneous" is incorporated herein by reference.

     (b) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Purpose and Structure of the Offer and the Merger; Reasons of Parent and Purchaser for the Offer and the Merger" and "SPECIAL FACTORS -- Interests of Certain Persons in the Offer and the Merger" is incorporated herein by reference.



ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(e) The response to Item 5(a)-(e) of the Schedule 14D-1 is incorporated herein by reference.

     (f)-(g) The response to Item 5(f)-(g) of the Schedule 14D-1 is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) The response to Item 4(a)-(c) of the Schedule 14D-1 is incorporated herein by reference.

     (b) The information set forth in the Offer to Purchase under "THE OFFER -- Fees and Expenses" is incorporated herein by reference.

     (c) The information set forth in the Offer to Purchase under "THE OFFER -- Source and Amount of Funds" is incorporated herein by reference.

     (d) Not applicable.


ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a) The response to Item 5 of the Schedule 14D-1 is incorporated herein by reference.

     (b) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger" and "SPECIAL FACTORS -- Purpose and Structure of the Offer and the Merger; Reasons of Parent and Purchaser for the Offer and the Merger" is incorporated herein by reference.

     (c)-(d) The information set forth in the Offer to Purchase under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Purpose and Structure of the Offer and the Merger; Reasons of Parent and Purchaser for the Offer and the Merger," "SPECIAL FACTORS -- Plans for the Company After the Offer and the Merger; Certain Effects of the Offer and the Merger," "THE OFFER -- Certain Federal Income Tax Consequences of the Offer" and "THE OFFER -- Effect of the Offer on the Market for Shares, Margin Regulations and Registration under the Exchange Act" is incorporated herein by reference.


ITEM 8. FAIRNESS OF THE TRANSACTION.


     (a)-(f) The information set forth in the Offer to Purchase under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Opinions of the Company's Financial Advisors," "SPECIAL FACTORS -- Purpose and Structure of the Offer and the Merger; Reasons of Parent and Purchaser for the Offer and the Merger" and "SPECIAL FACTORS -- Interests of Certain Persons in the Offer and the Merger" is incorporated herein by reference. In recognition of Parent's interest in the Offer and the Merger, directors Robert N. Elkins, the Chairman of the Board and Chief Executive Officer of Parent, and John L. Silverman, a director of Parent and chief executive officer of a subsidiary of Parent, abstained from voting or did not attend the meeting at which the Company Board voted on the Offer and the Merger.


ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a)-(c) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Opinions of the Company's Financial Advisors," "SPECIAL FACTORS -- Position of Parent and Purchaser Regarding the Fairness of the Offer and the Merger" and in Annexes A and B is incorporated herein by reference.


ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The response to Item 6(a)-(b) of the Schedule 14D-1 and the information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Interests of Certain Persons in the Offer and the Merger," "SPECIAL FACTORS -- Share Ownership by Parent, Purchaser and Their Affiliates" and "SPECIAL FACTORS -- Beneficial Ownership of Shares" are incorporated herein by reference.

     (b) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger" is incorporated herein by reference.


ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The response to Item 7 of the Schedule 14D-1 is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a)-(b) The information set forth in the Offer to Purchase under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Offer and the Merger" and "SPECIAL FACTORS -- Beneficial Ownership of Shares" is incorporated herein by reference.


ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Rights of Stockholders in the Merger," "SPECIAL FACTORS -- The Merger Agreement" and Annex C is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.


ITEM 14. FINANCIAL INFORMATION.

     (a) The information set forth in the Offer to Purchase under "THE OFFER -- Certain Information Concerning the Company" is incorporated herein by reference. In addition, the Company's audited financial statements for the fiscal years ended December 31, 1994, 1995 and 1996 and the unaudited financial statements for the three months ended March 31, 1996 and 1997 are attached to the Offer to Purchase as Schedule III thereto, and are incorporated herein by reference.

     (b) Not applicable.


ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in the Offer to Purchase under "SPECIAL FACTORS -- Background of the Offer and the Merger," "SPECIAL FACTORS -- Recommendations of the Special Committee and the Company Board; Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Plans for the Company After the Offer and the Merger; Certain Effects of the Offer and the Merger" and "THE OFFER -- Effect of the Offer on the Market for Shares, Margin Regulations and Registration under the Exchange Act" is incorporated herein by reference.

     (b) The response to Item 8 of the Schedule 14D-1 is incorporated herein by reference.


ITEM 16. ADDITIONAL INFORMATION.

     The response to Item 10(f) of the Schedule 14D-1 is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

(a) Revolving Credit Agreement, dated as of May 15, 1996, as amended, among Integrated Health Services, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated herein by reference to Exhibit (b)(1) to the Schedule 14D-1).

(b)(1) Opinion of Smith Barney Inc., dated August 1, 1997 (included as Annex A to Exhibit(d)(1)).

(b)(2)  Presentation of Smith Barney Inc., dated July 31, 1997.

(b)(3) Opinion of Wheat, First Securities, Inc., dated August 1, 1997 (included as Annex B to Exhibit(d)(1)).

(b)(4)  Presentation of Wheat, First Securities, Inc., dated July 31, 1997.

(b)(5)  Presentation of Shattuck Hammond Partners Inc., dated June 11, 1997.

(b)(6)  Opinion of Shattuck Hammond Partners Inc., dated July 3, 1997.

(c)(1) Agreement and Plan of Merger, dated as of August 1, 1997, among Parent, the Purchaser and the Company (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1).

(c)(2) Voting and Tender Agreement, dated as of August 1, 1997, among the Purchaser, Parent and Dr. Robert N. Elkins (incorporated herein by reference to Exhibit (c)(2) to the Schedule 14D-1).

(c)(3) Voting and Tender Agreement, dated as of August 1, 1997, among the Purchaser, Parent and Equity-Linked Investors L.P. and Equity-Linked Investors-II, L.P. (incorporated herein by refer- ence to Exhibit (c)(3) to the Schedule 14D-1).

(c)(4) Stockholders Agreement dated June 30, 1993 among Robert N. Elkins, Robert N. Elkins, as voting trustee, Equity-Linked Investors, L.P., Equity-Linked Investors-II, L.P. and the Compa- ny.*

(c)(5) Voting Agreement dated January 26, 1996 among Robert N. Elkins and certain stockholders of the Company.+

(c)(6) Warrant Acquisition Agreement dated as of January 13, 1997, between the Company and the Parent, including Form of Series A Warrants, Form of Series B Warrants and Registration Rights Agreement. +

(c)(7) Warrant Acquisition Agreement dated April 14, 1997 between the Company and the Parent.+

(c)(8) Guaranty Agreement, dated August 1, 1997, made by Robert N. Elkins to Parent (incorporated herein by reference to Exhibit (c)(8) to the Schedule 14D-1).

(d)(1) Offer to Purchase, dated August 7, 1997 (incorporated herein by reference to Exhibit (a)(1) to the Schedule 14D-1).

(d)(2) Form of Letter of Transmittal (incorporated herein by reference to Exhibit (a)(2) to the Schedule 14D-1).

(d)(3) Form of Notice of Guaranteed Delivery (incorporated herein by reference to Exhibit (a)(3) to the Schedule 14D-1).

(d)(4) Form of Letter from Shattuck Hammond Partners Inc. to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated herein by reference to Exhibit (a)(4) to the Schedule 14D-1).

(d)(5) Form of Letter from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their Clients (incorporated herein by reference to Exhibit (a)(5) to the Schedule 14D-1).

(d)(6) Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (incorporated herein by reference to Exhibit
        (a)(6) to the Schedule 14D-1).

(d)(7) Text of Joint Press Release dated August 1, 1997, issued by Integrated Health Services, Inc. and Community Care of America, Inc. (incorporated herein by reference to Exhibit (a)(7) to the Schedule 14D-1).

(e)     Description of Appraisal Rights (included as Annex C to Exhibit (d)(1)).

(f)     Not applicable.
----------

* Incorporated by reference to the Company's Registration Statement on Form S-1, Registration No. 33-92692.

+ Incorporated by reference to the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1996.

                                  SIGNATURES


     After due inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.


                         COMMUNITY CARE OF AMERICA, INC.



                              By: /s/ Deborah Lau
                                 -----------------------------------------------
                                 Name:  Deborah Lau
                                 Title: Chief Executive Officer




                        INTEGRATED HEALTH SERVICES, INC.




                            By: /s/ Brian Davidson
                               -------------------------------------------------
                               Name:  Brian Davidson
                               Title: Executive  Vice President -- Development



                       IHS ACQUISITION XXVI, INC.



                            By: /s/ Brian Davidson
                               -------------------------------------------------
                               Name:  Brian Davidson
                               Title: Executive Vice President -- Development


Dated: August 7, 1997

                                  EXHIBIT INDEX




EXHIBIT
  NO.                         DESCRIPTION
  ---                         -----------

(a) Revolving Credit Agreement, dated as of May 15, 1996, as amended, among Integrated Health Services, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated herein by reference to Exhibit (b)(1) to the Schedule 14D-1).

(b)(1) Opinion of Smith Barney Inc., dated August 1, 1997 (included as Annex A to Exhibit(d)(1)).

(b)(2)  Presentation of Smith Barney Inc., dated July 31, 1997.

(b)(3) Opinion of Wheat, First Securities, Inc., dated August 1, 1997 (included as Annex B to Exhibit(d)(1)).

(b)(4)  Presentation of Wheat, First Securities, Inc., dated July 31, 1997.

(b)(5)  Presentation of Shattuck Hammond Partners Inc., dated June 11, 1997.

(b)(6)  Opinion of Shattuck Hammond Partners Inc., dated July 3, 1997.

(c)(1) Agreement and Plan of Merger, dated as of August 1, 1997, among Parent, the Purchaser and the Company (incorporated herein by reference to Exhibit (c)(1) to the Schedule 14D-1).

(c)(2) Voting and Tender Agreement, dated as of August 1, 1997, among the Purchaser, Parent and Dr. Robert N. Elkins (incorporated herein by reference to Exhibit (c)(2) to the Schedule 14D-1).

(c)(3) Voting and Tender Agreement, dated as of August 1, 1997, among the Purchaser, Parent and Equity-Linked Investors L.P. and Equity-Linked Investors-II, L.P. (incorporated herein by refer- ence to Exhibit (c)(3) to the Schedule 14D-1).

(c)(4) Stockholders Agreement dated June 30, 1993 among Robert N. Elkins, Robert N. Elkins, as voting trustee, Equity-Linked Investors, L.P., Equity-Linked Investors-II, L.P. and the Compa- ny.*

(c)(5) Voting Agreement dated January 26, 1996 among Robert N. Elkins and certain stockholders of the Company.+

(c)(6) Warrant Acquisition Agreement dated as of January 13, 1997, between the Company and the Parent, including Form of Series A Warrants, Form of Series B Warrants and Registration Rights Agreement. +

(c)(7) Warrant Acquisition Agreement dated April 14, 1997 between the Company and the Parent.+

(c)(8) Guaranty Agreement, dated August 1, 1997, made by Robert N. Elkins to Parent (incorporated herein by reference to Exhibit (c)(8) to the Schedule 14D-1).

(d)(1) Offer to Purchase, dated August 7, 1997 (incorporated herein by reference to Exhibit (a)(1) to the Schedule 14D-1).

(d)(2) Form of Letter of Transmittal (incorporated herein by reference to Exhibit (a)(2) to the Schedule 14D-1).

(d)(3) Form of Notice of Guaranteed Delivery (incorporated herein by reference to Exhibit (a)(3) to the Schedule 14D-1).

(d)(4) Form of Letter from Shattuck Hammond Partners Inc. to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated herein by reference to Exhibit (a)(4) to the Schedule 14D-1).

(d)(5) Form of Letter from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their Clients (incorporated herein by reference to Exhibit (a)(5) to the Schedule 14D-1).

(d)(6) Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (incorporated herein by reference to Exhibit
        (a)(6) to the Schedule 14D-1).

(d)(7) Text of Joint Press Release dated August 1, 1997, issued by Integrated Health Services, Inc. and Community Care of America, Inc. (incorporated herein by reference to Exhibit (a)(7) to the Schedule 14D-1).

(e)     Description of Appraisal Rights (included as Annex C to Exhibit (d)(1)).

(f)     Not applicable.

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*  Incorporated  by reference to the  Company's  Registration  Statement on Form
   S-1, Registration No. 33-92692.

+ Incorporated by reference to the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1996.